UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2023

Cemtrex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

276 Greenpoint Ave Bld. 8 Suite 208 Brooklyn, NY	11222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CETX	Nasdaq Capital Market
Series 1 Preferred Stock	CETXP	Nasdaq Capital Market

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 29, 2023, Cemtrex, Inc., a Delaware corporation (the “Company”), had reconvened a special meeting of stockholders of the Series 1 Preferred Stock (the “Special Meeting”).

At the time of the reconvened Special Meeting, there were insufficient votes represented by proxy or virtually in person to constitute a quorum for the transaction of business at the Special Meeting. Pursuant to the Company’s Bylaws, the meeting will not be further adjourned and thus the resolution did not pass.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 3, 2024, the Company received a letter from The Nasdaq Stock Market LLC’s Hearings Panel notifying the Company that it has made the following amendments to the exception granted on September 8, 2023.

●	On January 8, 2024, the Company’s Series 1 Preferred Stock shall close at a minimum bid price of at least $1 per share and maintain such closing bid price for a minimum of ten consecutive business days;
●	2. On January 22, 2024, the Company shall have demonstrated compliance with Listing Rule 5555(a)(1), by evidencing a closing bid price of $1 or more per share for a minimum of ten consecutive trading sessions.

Considering the timeline to meet the Bid Listing Price deadline for its Series 1 Preferred Stock of January 8th, 2024, the company is considering buying back shares under the Share Repurchase Program approved on August 22, 2023, that allows the Company to repurchase shares of the Series 1 Preferred Stock through various means, including through privately negotiated transactions and through an open market program.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Notification of Nasdaq Hearing Panel amendment to exceptions granted on September 8, 2023, dated January 3, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: January 3, 2024	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer

3